Transamerica Life Insurance and Annuity Company
                             1150 South Olive Street
                              Los Angeles, CA 90015

                                December 30, 1996

Pickering Way Funding Corp.          First Union National Bank, as Trustee
102 Pickering Way                    123 South Broad Street
Exton, PA 19341-0200                 Philadelphia, PA 19109

    Re: Pickering Way Funding Trust - Certificate Purchase Agreement
        ------------------------------------------------------------


Ladies and Gentlemen:

     On May 14, 1993, Transamerica Life Insurance and Annuity Company (the "Purchaser") purchased a Pickering Way Funding Trust Asset Backed Certificate in the principal amount of $23,000,000 (the "Initial Certificate"), which was issued pursuant to the Pooling and Servicing Agreement dated as of May 14, 1993 (the "Pooling and Servicing Agreement"), among Pickering Way Funding Corp., a Delaware corporation (the "Seller"), Chemical Leaman Corporation, a Pennsylvania corporation (the "Servicer"), and Fidelity Bank, National Association, a national banking association, predecessor to First Union National Bank, as trustee (the "Trustee"). On December 16, 1994, the parties to the Pooling and Servicing Agreement entered into a First Amendment thereto (the "First Pooling Amendment") in connection with which the Initial Certificate was restated, and the Purchaser purchased an additional Pickering Way Funding Trust Asset Backed Certificate in the principal amount of $2,000,000 (the "1994 Certificate", and together with the restated Initial Certificate, the "Existing Certificates"). Concurrently with the execution of this Agreement, the parties to the Pooling and Servicing Agreement have entered into a Second Amendment thereto (the "Second Pooling Amendment"), which provides for, among other things, an extension to the term of the Pooling and Servicing Agreement.

     Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings set forth in the Pooling and Servicing Agreement, as amended by the First Pooling Amendment and the Second Pooling Amendment.

     In consideration for the Seller's agreement to extend the term of the Pooling and Servicing Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Purchaser, and intending to be legally bound hereby, the Purchaser has agreed to purchase in a private sale an additional Pickering Way Funding Trust Asset Backed Certificate in the principal amount of $3,000,000 (the "Additional Certificate"), on the terms and conditions set forth below:

     1. Purchase of Additional Certificate. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase the Additional Certificate from the Trust for a purchase price of $3,000,000 (the "Commitment Amount"), upon written notice from the Seller that it has elected to issue the Additional Certificate (the "Take-Down Notice"), which may be given by the Seller to the Purchaser at any time during the Term of this Agreement.

     2. Term of Agreement. The term of this Agreement (the "Terms") shall commence on the date hereof and shall terminate on the earliest of (i) December 15, 1999, (ii) the Trust Termination Date, or (iii) the date on which the Seller shall terminate this Agreement by written notice to the Purchaser.

     3. The Closing of the Purchase. The closing of the purchase of the Additional Certificate (the "Closing") shall be on the date specified by the Seller in the Take-Down Notice (the "Closing Date"), which shall be a Business Day not less than ten (10) days (unless a lesser period is agreed to by each of the parties hereto) or more than thirty (30) days after the date of the Take-Down Notice. The Closing of the purchase shall be effected by the delivery to the Purchaser of the Additional Certificate, dated the Closing Date and duly authenticated by the Trustee, against the Purchaser's payment of the purchase price in immediately available funds.

     4. The Additional Certificate. The Additional Certificate shall be issued in accordance with the terms and conditions of the Pooling and Servicing Agreement and, when authenticated by the Trustee, shall be entitled to the benefits of the Pooling and Servicing Agreement and the other Transaction Documents. The Additional Certificate shall be substantially in the form of Exhibit B to the Second Pooling Amendment.

     5. Amendment and Restatement of Existing Certificates. The Existing Certificates shall be automatically amended and restated as of the Closing Date as set forth in the form of the amended and restated certificates attached as Exhibits C-1 and C-2 to the Second Pooling Amendment. At the Closing, the Purchaser shall surrender the Existing Certificates to the Trustee in exchange for such amended and restated Existing Certificates.

     6. Commitment Fee. The Seller agrees to pay to the Purchaser a commitment fee of one quarter of one percent (0.25%) per annum on the Commitment Amount, from the date of this Agreement until the earlier of the Closing Date or the expiration of the Term hereof. This commitment fee shall be payable annually in advance, commencing on the date of this Agreement and on each anniversary hereof. If the Closing hereunder occurs or the Term hereof expires between anniversary dates, the Purchaser shall refund to the Seller the portion of the annual commitment fee paid by the Seller that is attributable to the remaining portion of the year.

     7. Conditions Precedent to Closing. The obligation of the Purchaser to purchase the Additional Certificate shall be subject to the following conditions:

          (a) The representations and warranties of the Seller, the Servicer and each of the Originators contained herein and in the Transaction Documents shall be true and correct in all material respects on and as of the date of issuance of the Additional Certificate (except to the extent that a different date is specified in any such Transaction Document);

          (b) No event shall have occurred or condition shall exist, both before and after giving effect to the issuance of the Additional Certificate, which would constitute a Termination Event under the Pooling and Servicing Agreement or the Receivables Purchase Agreement, or which, with the lapse of time or giving of notice or both, would constitute such a Termination Event; and

          (c) The credit analysis of the investment in the Additional Certificate shall not have been materially and adversely affected after the date hereof as a result of a change in applicable law (whether due to the enactment, adoption, amendment or modification of any law, rule or regulation, the issuance of any judicial or administrative order, decision or ruling, or otherwise) relating to any of the legal issues addressed in the opinions of Pepper Hamilton & Scheetz delivered pursuant to Section 4(d) of the Second Pooling Amendment.

     8. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser as follows:

          (a) The Seller is a corporation duly organized and validly existing under the laws of the State of Delaware and has full corporate power, authority and legal right to enter into this Agreement and to execute and deliver the Additional Certificate pursuant hereto.

          (b) The Seller is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law.

          (c) The execution and delivery of this Agreement by the Seller and the consummation of the transactions provided for in this Agreement have been duly authorized by the Seller by all necessary corporate action on its part, and this Agreement has been duly executed by the Seller.

          (d) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

          (e) The execution, delivery and performance of this Agreement by the Seller and the issuance of the Additional Certificate will not (i) contravene its Certificate of Incorporation or By- Laws, (ii) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Seller, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect, (iii) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Seller is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Seller other than as specifically contemplated by the Pooling and Servicing Agreement.

          (f) The execution, delivery and performance of this Agreement by the Seller and the issuance of the Additional Certificate will not conflict with or violate in any material respect any Requirements of Law applicable to the Seller.

          (g) All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution, delivery and performance of this Agreement by the Seller and issuance of the Additional Certificate have been obtained.

     9. Representations of the Purchaser. The Purchaser hereby represents and agrees as follows:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated and is authorized to invest in the Additional Certificate being purchased hereby. The person executing this letter on behalf of the Purchaser is duly authorized to do so on the Purchaser's behalf.

          (b) The Purchaser will be acquiring the Additional Certificate for its own account or for accounts for which it exercises sole investment discretion for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control, and further subject to the right of Purchaser to sell the Additional Certificate pursuant to and in compliance with Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act").

          (c) The Purchaser has received all of the information that it has requested from the Seller concerning the Additional Certificate, the Trust, the Seller, the Originators and the Servicer. The Purchaser has reviewed and understands this information and understands that risks are involved in an investment in the Additional Certificate. The Purchaser has had an opportunity to ask questions, and conduct its own investigation concerning the Trust, the Seller, the Originators and the Servicer, the Additional Certificate and the security for repayment thereof, and has received satisfactory answers to such questions and investigation.

          (d) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Additional Certificate and the Purchaser (or any account referred to above) is able to bear the economic risks of such an investment.

          (e) The Purchaser is a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act), and is an "accredited investor" (as defined in Rule 501 promulgated under the Securities Act). Since the Purchaser is an insurance company and has made the representations set forth above, the issuance of the Additional Certificate to the Purchaser is exempt from qualification under the California Corporate Securities Law of 1968, as amended, pursuant to Section 25102(i) thereof.

          (f) The Purchaser will comply with all applicable federal and state securities laws, rules and regulations in connection with any subsequent resale of the Additional Certificate by the Purchaser.

          (g) The Purchaser understands that the Additional Certificate has not been and will not be registered under the Securities Act or any state securities act or any other federal or state laws, that neither the Seller nor the Trustee is required so to register the Additional Certificate, and that the Additional Certificate may be resold only if registered pursuant to the provisions of the Securities Act and other applicable federal and state securities laws, or if an exemption from any requirement of registration is available.

          (h) The Purchaser is not an employee benefit plan, trust or account, including an individual retirement account, subject to Section 406 of the Employee Retirement Income Security act of 1974, as amended, or subject to
     Section 4975 of the internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactment (any such plan, trust or account being referred to as "Plan"), a trustee of any Plan, or any entity whose underlying assets include the assets of any Plan by reason of such Plan's investment in the entity.

          (i) Before the Purchaser sells all or any part of the Additional Certificate, the Purchaser will (i) obtain from each purchaser of a Additional Certificate an investment letter, on which the Seller and the Trust shall be expressly permitted to rely, containing the same representations, warranties and agreements contained in subsections
     (a) through (h) above and in this subsection (i), and (ii) if requested by the Trustee or the Seller, deliver an opinion of counsel, satisfactory in form and substance to the Seller and the Trustee, to the effect that such sale is in compliance with the securities Act and all other applicable federal and state securities laws.

          (j) The Purchaser acknowledges that compliance with the requirements of subsection (i) above is a condition to registration of the transfer of the Additional Certificate on the Certificate Register.

          10. Amendments, Waivers, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Purchaser therefrom shall be effective unless in a writing signed by the Seller and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Seller to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          11. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and sent by any national overnight delivery service, by telecopy if sender retains proof of telecopy, or delivered, to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto:

    If to Purchaser: Transamerica Life Insurance and
                     Annuity Company
                     1150 South Olive Street
                     Los Angeles, CA 90015
                     Attention: John Casparian,
                                Vice President

    If to Seller:    Pickering Way Funding Corp.
                     102 Pickering Way
                     Lionville, PA 19341
                     Attention: President

    If to Trustee:   First Union National Bank. as Trustee
                     123 South Broad Street
                     Philadelphia, PA 19109
                     Attention: Corporate Trust Department

     Notices and communications by (i) facsimile shall be effective when sent if a copy of such facsimile, together with proof of such telecopying, is sent by first class U.S. mail, promptly thereafter to the recipient of such facsimile,
(ii) by national overnight delivery service shall be effective the next Business Day; and (iii) notices and communications sent by other means shall be effective when received.

     12. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to its conflict of law provisions, and the obligations, rights remedies of the parties hereunder shall be determined in accordance with such laws.

     13. Further Assurances. The Seller and the Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments reasonably required to more fully effect the purposes of this Agreement.

     14. Counterparts. This Agreement may be executed in one or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     15. Readings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision of this Agreement.

     If this Agreement is satisfactory to you, please sign the acceptance below and return this Agreement to the undersigned, whereupon this Agreement will become binding among us in accordance with its terms.

                                            Very truly yours,


                                            TRANSAMERICA LIFE INSURANCE AND
                                            ANNUITY COMPANY

                                            By: /s/ John M. Casparian
                                                -------------------------------
                                                Name:  John M. Casparian
                                                Title: Investment Officer


    ACCEPTED AND AGREED:

    PICKERING WAY FUNDING CORP.

    By: /s/ David M. Boucher
        -----------------------
        Name:  David M. Boucher
        Title:


    FIRST UNION NATIONAL BANK, successor to FIRST FIDELITY
    BANK, NATIONAL ASSOCIATION, as Trustee

    By: /s/ Alan G. Finn
        -----------------------
        Name:  Alan G. Finn
        Title  Assistant Vice President